FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND NOTE

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND NOTE (this “Amendment”) is made and entered into as of November 1, 2013, by and between HENNESSY ADVISORS, INC., a California corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), and has reference to the following facts and circumstances (the “Recitals”):

A. Borrower and Lender executed the Second Amended and Restated Loan Agreement dated as of October 26, 2012 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment), pursuant to which Borrower executed the Second Amended and Restated Term Loan Promissory Note dated October 26, 2012, payable to the order of Lender, in the original principal amount of $18,400,000 (as amended, the “Note”).

B. As of the effective date of this Amendment: there is the outstanding principal balance of the Loan is $16,713,333.37; Borrower has requested that Lender advance additional funds to Borrower to increase the balance of the Loan to $30,000,000; and Lender has agreed to said increase upon the terms and conditions described below.

C. Borrower and Lender have agreed to amend the Agreement and the Note to reflect said increase and extension on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2. Amendment to Agreement. The Agreement is amended as follows:

(a) The following definition of “First Amendment” is added to Section 1.01 of the Agreement in the correct alphabetical order:

           First Amendment shall mean the First Amendment to Second Amended and Restated Loan Agreement and Note dated as of November 1, 2013, executed by Borrower and Lender.

(b) Section 2.01 of the Agreement is deleted and replaced with the following:

          2.01 Loan Commitment. Lender has made a term loan to Borrower on the date of this Agreement and subject to the terms and conditions set forth in this Agreement on which there is an outstanding principal balance of $16,713,333.37 as of November 1, 2013. Borrower has requested that Lender advance to Borrower an additional principal amount of $13,286,666.63 on November 1, 2013, subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, which additional amount Lender agrees to advance on the terms and conditions set forth in this Agreement, to make the outstanding principal balance of the term loan to Borrower as of November 1, 2013 an aggregate principal amount of $30,000,000.00 (the “Loan”). The Loan shall mature on October 26, 2017 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). The principal balance of the Loan shall be due and payable in 48 consecutive monthly installments as follows: (a) 47 equal consecutive monthly installments, each in the amount of $312,500.00, due and payable on the first day of each month, commencing on December 1, 2013; and (b) the 48th and final installment in the amount of the then outstanding and unpaid principal balance of the Loan due and payable on October 26, 2017.

(c) Section 5.01(o)(ii) of the Agreement is deleted and replaced with the following:

(ii) Maximum Consolidated Debt to Consolidated EBITDA Ratio. Borrower will have a Consolidated Debt to Consolidated EBITDA Ratio of not more than the following, measured as of the last day of the fiscal quarter ending December 31, 2013, and as of the last day of each fiscal quarter thereafter:

Fiscal quarter ending:	Maximum Consolidated Debt to Consolidated EBITDA Ratio:

12/31/13	3.00 to 1.00
3/31/14	3.00 to 1.00
6/30/14	3.00 to 1.00
9/30/14	3.00 to 1.00
12/31/14	2.75 to 1.00
3/31/15	2.75 to 1.00
6/30/15	2.75 to 1.00
9/30/15	2.75 to 1.00
12/31/15	2.50 to 1.00
3/31/16	2.50 to 1.00
6/30/16	2.50 to 1.00
9/30/16	2.50 to 1.00
12/31/16	2.25 to 1.00
3/31/17	2.25 to 1.00
6/30/17	2.25 to 1.00

(d) The following provision is added to the Agreement as Section 5.01(r):

           (r) Deposit Accounts. Borrower will, and it will cause each Subsidiary to, maintain its primary depository and other bank accounts at Lender throughout the term of this Agreement.

(e) Section 5.03(a) of the Agreement is deleted and replaced with the following:

(a) the proceeds of the Loan will be used solely to finance (i) the FBR Acquisition Purchase Price, (ii) the deferred purchase price owed by Borrower under the FBR Acquisition Agreement in an amount not to exceed $19,293,595.43, and (iii) the costs and fees related to the transactions contemplated by the FBR Acquisition Agreement,

(f) The following provision is added to the Agreement as Section 7.24:

           7.24 Swap Contract Guarantors. The U.S. Bank Ineligible Guarantor Exclusionary Terms and Conditions dated as of May 15, 2013 are hereby incorporated into the Agreement in their entireties. Borrower hereby acknowledges receipt thereof as indicated by execution of the First Amendment.

3. Amendment to Note. The Note is amended as follows:

(a) The reference to “$18,400,000.00” at the top of page 1 of the Note is deleted and replaced with $30,000,000.00.”

(b) The first paragraph on page 1 of the Note is deleted and replaced with the following:

FOR VALUE RECEIVED, the undersigned, HENNESSY ADVISORS, INC., a California corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), the principal sum of Thirty Million and 00/100 Dollars ($30,000,000.00) in 48 consecutive monthly installments as follows: (a) 47 equal consecutive monthly installments, each in the amount of $312,500.00, due and payable on the first day of each month, commencing on December 1, 2013; and (b) the 48th and final installment in the amount of the then outstanding and unpaid principal balance of this Second Amended and Restated Term Loan Promissory Note (this “Note”) due and payable on October 26, 2017.

4. Costs and Expenses. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender: (a) for any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents; (b) for the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches; and (c) a loan amendment fee in the amount of $150,000.00 (the “First Amendment Fee”), which First Amendment Fee shall be fully earned by Lender and non-refundable on the effective date of this Amendment. All of the obligations of Borrower under this Section 4 shall survive the payment of the Borrower’s Obligations and the termination of the Agreement.

5. References to the Agreement and the Note. All references in the Agreement and the Note to “this Agreement”, “the Agreement”, this “Note”, “the Note” and any other references of similar import shall henceforth mean the Agreement and the Note as amended by this Amendment.

6. Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement, the Note and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.

7. Benefit. The Agreement, the Note and the other Transaction Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement, the Note and the other Transaction Documents as amended by this Amendment.

8. Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment and the amended and restated Note are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment and the amended and restated Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment and the amended and restated Note have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower and/or any other Obligor in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment;

(e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing; and

(f) there has been no change in the financial condition or results of operations of Borrower since October 26, 2012 which had a Material Adverse Effect

9. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

10. Missouri Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

11. Notice Required by Section 432.047 R.S. Mo. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

12. Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:

(a) this Amendment, duly executed by Borrower;

(b) the Certificate of Secretary (with the form of a Unanimous Written Consent Action of the Board of Directors attached thereto), duly certified by the Secretary of Borrower;

(c) pro forma consolidated financial statements for Borrower as of the effective date of this Amendment which indicate that Borrower then has: (i) Consolidated EBITDA of at least $10,000,000; (ii) a Consolidated Debt to Consolidated EBITDA Ratio of not more 3.00 to 1.00; and (iii) assets under management of at least $3,500,000,000 for the prior 30 days;

(d) evidence of cash to be contributed by Borrower (other than the proceeds of the Note) and applied against the deferred purchase payment under the FBR Acquisition Agreement in the amount of at least $5,000,000;

(e) a current certificate of good standing for Borrower, issued by the California Secretary of State dated as of a date within 15 days of the date of this Amendment (or other evidence of good standing acceptable to Lender);

(f) payment of the First Amendment Fee; and

(g) such other documents and information as reasonably requested by Lender.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

[SIGNATURES ON FOLLOWING PAGE]

SIGNATURE PAGE-

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND NOTE

Borrower:

HENNESSY ADVISORS, INC.

By:	/s/ Neil J. Hennessy
Name:	Neil J. Hennessy
Title:	President

Lender:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Clifford S. Chaitman
Clifford S. Chaitman, Assistant Vice President